                                                             Exhibit 4.3

                                    THIS CERTIFICATE IS TRANSFERABLE   [KRAMONT LOGO]                                            COMMON SHARES
                                    IN THE CITIES OF CHARLOTTE, NC
                                    AND NEW YORK, NY                                                                                         SHARES

NUMBER
K

                                     ORGANIZED UNDER
                                     THE LAWS OF THE
                                    STATE OF MARYLAND
                                                                                                                     SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

                                                                                                            PAR VALUE $.01 PER SHARE
                                                        KRAMONT REALTY TRUST
                           THIS CERTIFIES THAT                                                               CUSIP   50075Q   10   7

                           IS THE OWNER OF

                                           FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF

                           Kramont Realty Trust transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust and any amendments thereto.  This
                           Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                           Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Trust.

                           Dated

                           COUNTERSIGNED AND REGISTERED:
                                    FIRST UNION NATIONAL BANK
                                            (Charlotte, North Carolina)TRANSFER AGENT
                                                                       AND REGISTRAR,

                                                        KRAMONT REALTY TRUST

                                                              MARYLAND
                                                             FORMED 1999                /s/Mary Gannon                     /s/Louis P. Meshon, Sr.

                                    AUTHORIZED SIGNATURE                                SECRETARY                          PRESIDENT

                                                        KRAMONT REALTY TRUST

         The Trust will furnish to any shareholder, on request and without charge, a full statement of the information required by Section 8-203(d) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of each class of beneficial interest which the Trust has authority to issue and, if the Trust is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (ii)
the authority of the Board of Trustees to set the relative rights and preferences of subsequent series.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust of the
Trust, a copy of which will be sent without charge to each shareholder who so requests.  Such request must be made to the
Secretary of the Trust at its principal office.

                                      --------------------------------------------------------

                                    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN
                                   OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A
                                      CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                      --------------------------------------------------------

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM      -   as tenants in common                        UNIF GIFT MIN ACT - _________________Custodian__________________
         TEN ENT      -    as tenants by the entireties                                           (Cust)               (Minor)
         JT TEN       -    as joint tenants with right                                        under Uniform Gifts to Minors Act
                           of survivorship and not as tenants                             ____________________________________________
                           in common                                                                       (State)

                               Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________________________________________________________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________________________________________________________________
                            (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_______________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________shares of the shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated__________________________________________

 ______________________________________________________
                                                     NOTICE:     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                                                 THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                                                 EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                                 OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:        _____________________________________________________
                                THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.